                                                                    EXHIBIT 99.1

NEWS RELEASE


MARVELL TECHNOLOGY GROUP LTD. REPORTS SECOND QUARTER FISCAL 2002 RESULTS

SUNNYVALE, CA. (AUGUST 16, 2001) - Marvell Technology Group Ltd. (NASDAQ: MRVL), a technology leader in the development of extreme broadband communications solutions, today reported financial results for its second fiscal quarter ended July 28, 2001.

Net revenue for the second quarter of fiscal 2002 was $68.7 million, an increase of 113% over net revenue of $32.2 million for the second quarter of fiscal 2001 and a 7% sequential increase from net revenue of $64.2 million for the first quarter of fiscal 2002. Pro forma net income, which excludes the effect of acquisition-related expenses and amortization of stock-based compensation, was $3.4 million, or $0.03 per share (diluted), for the second quarter of fiscal 2002, compared with pro forma net income of $2.3 million, or $0.03 per share (diluted), for the second quarter of fiscal 2001.

Net revenue for the first six months of fiscal 2002 was $132.9 million, an increase of 115% over net revenue of $61.8 million for the first six months of fiscal 2001. Pro forma net income was $7.9 million, or $0.06 per share (diluted), for the first six months of fiscal 2002, compared with pro forma net income of $6.1 million, or $0.07 per share (diluted), for the first six months of fiscal 2001.

Net loss under generally accepted accounting principles (GAAP), which includes the effect of acquisition-related expenses and amortization of stock-based compensation, was $105.2 million, or $0.93 per share (diluted), for the second quarter of fiscal 2002, compared with net income under GAAP of $624,000, or $0.01 per share (diluted), for the second quarter of fiscal 2001. Net loss under GAAP was $210.2 million, or $1.86 per share (diluted), for the first six months of fiscal 2002, compared with net income under GAAP of $2.7 million, or $0.03 per share (diluted), for the first six months of fiscal 2001.

"We are pleased to announce that our second quarter revenue increased 7% sequentially over the prior quarter in a challenging economic climate," stated Dr. Sehat Sutardja, Marvell's President and CEO. "Also, during the quarter, Marvell achieved significant product and technology milestones. We announced the industry's first hardware implementation of Network Address Translation (NAT) in commercial Ethernet switching devices and the industry's first hardware-based Multiprotocol Label Switch (MPLS) solution for Ethernet switches, which operates in conjunction with our GalNet(R)-3 family of Layer 3/4/5 switch processors. Marvell also introduced several new members of its industry-leading Discovery(TM) family of system controllers for MIPS(R) and PowerPC based processors, which now completes a full line of system controller products that offer superior performance and integration across a broad application range in all market segments. In addition, our industry-leading Alaska(TM) Gigabit Ethernet over copper solutions continue to become widely adopted by tier one networking OEMs, enhancing the rapid deployment of Gigabit Ethernet to the desktop."

Added Dr. Sutardja, "Marvell will continue to focus on expanding our broadband communications product offerings and technology leadership, which will enable us to further strengthen our position as the leader in providing complete communications solutions to our networking and storage customers."

Marvell will be conducting a conference call today at 2 p.m. PDT to discuss its second quarter financial results. To listen to the conference call, investors can access the webcast via www.StreetFusion.com by clicking on the Marvell conference link. This audio webcast will be available on a replay basis until September 16, 2001. To listen to the conference by phone, please dial 719/457-2649 approximately 10 minutes prior to the initiation of the teleconference and refer to conference code 469507. Telephone replay of the conference call will be available until August 24, 2001 at 10 p.m. PDT by calling 719/457-0820.


ABOUT MARVELL

Marvell, a technology leader in the development of extreme broadband system-level IC solutions for Internet connectivity and infrastructure, comprises Marvell Technology Group Ltd. (MTGL) and its subsidiaries, Marvell Semiconductor, Inc. (MSI), Marvell Asia Pte Ltd. (MAPL), Marvell Japan K.K.
(MJKK), and Galileo Technology Ltd. (GTL). On behalf of MTGL, MSI designs, develops and markets integrated circuits utilizing proprietary Communications Mixed-Signal Processing (CMSP) and digital signal processing technologies for communications signal processing markets. MAPL is headquartered in Singapore and is responsible for Marvell's production and distribution operations. GTL develops high-performance communications Internetworking and Switching products for the broadband communications market. As used in this release, the terms "Company" and "Marvell" refer to the entire group of companies. The Company applies its technology to the extreme broadband communications market where its products are used in network access equipment to provide the interface between communications systems and data transmission media. MSI is headquartered at 645 Almanor Ave., Sunnyvale, Calif., 94085; phone: (408) 222-2500, fax: (408) 328-0120. Marvell's common stock is traded on the NASDAQ under the symbol MRVL. More information on Marvell is available on the Internet at http://www.marvell.com.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This release may contain forward-looking statements based on our current expectations, estimates and projections about our products, our industry, our markets, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and variations of these words or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, market results may differ materially and adversely from those expressed in any forward-looking statements in this release.

Important risks, uncertainties and assumptions that may cause such a difference for Marvell in connection with our near term financial results include, but are not limited to, the timing, cost and successful completion of technology and product development through volume production; the timing, rescheduling and/or cancellation of significant customer orders; general economic conditions and specific conditions in the markets we address, including periodic downturns in the integrated circuit industry; the rate at which our present and future customers and end-users adopt our products; and the timing and results of customer-industry qualification and certification of our products.

For other factors that could cause the Marvell's results to vary from expectations, please see the section titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended January 27, 2001 and Marvell's quarterly report on Form 10-Q for the quarter ended April 28, 2001.

We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

                          MARVELL TECHNOLOGY GROUP LTD.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           THREE MONTHS ENDED               SIX MONTHS ENDED
                                                        -------------------------       -------------------------
                                                        JULY 28,        JULY 29,        JULY 28,        JULY 29,
                                                          2001            2000            2001            2000
                                                        ---------       ---------       ---------       ---------
Net revenue ......................................      $  68,649       $  32,175       $ 132,879       $  61,839
Cost of goods sold ...............................         31,419          15,080          60,784          28,260
                                                        ---------       ---------       ---------       ---------
Gross profit .....................................         37,230          17,095          72,095          33,579
Operating expenses:
     Research and development ....................         21,843           7,812          41,909          13,930
     Selling and marketing .......................         10,103           5,595          19,648           9,679
     General and administrative ..................          3,734           1,427           6,719           2,931
                                                        ---------       ---------       ---------       ---------
         Total operating expenses ................         35,680          14,834          68,276          26,540
                                                        ---------       ---------       ---------       ---------
Operating income .................................          1,550           2,261           3,819           7,039
Interest and other income, net ...................          2,459             794           5,426           1,034
                                                        ---------       ---------       ---------       ---------
Income before income taxes .......................          4,009           3,055           9,245           8,073
Provision for income taxes .......................            603             764           1,388           2,018
                                                        ---------       ---------       ---------       ---------
Pro forma net income .............................      $   3,406       $   2,291       $   7,857       $   6,055
                                                        =========       =========       =========       =========

Basic pro forma net income per share .............      $    0.03       $    0.04       $    0.07       $    0.12
                                                        =========       =========       =========       =========
Diluted pro forma net income per share ...........      $    0.03       $    0.03       $    0.06       $    0.07
                                                        =========       =========       =========       =========

Weighted average shares -- basic .................        113,714          54,910         113,115          50,702
                                                        ---------       ---------       ---------       ---------
Weighted average shares -- diluted ...............        127,444          90,056         126,300          87,426
                                                        ---------       ---------       ---------       ---------

RECONCILIATION TO GAAP NET INCOME (LOSS):

Pro forma net income .............................      $   3,406       $   2,291       $   7,857       $   6,055
Amortization of stock-based compensation .........         (4,095)         (2,223)         (8,208)         (4,484)
Amortization of goodwill and acquired
     intangible assets ...........................       (104,508)           --          (209,016)           --
Amortization of inventory fair value adjustment ..           --              --              (796)           --
Income tax effect ................................           --               556            --             1,121
                                                        ---------       ---------       ---------       ---------
GAAP net income (loss) ...........................      $(105,197)      $     624       $(210,163)      $   2,692
                                                        =========       =========       =========       =========


The above pro forma statement of operations is for informational purposes only. It is not prepared in accordance with GAAP and should not be considered a substitute for our historical financial information prepared in accordance with GAAP.

                          MARVELL TECHNOLOGY GROUP LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                          -------------------------      -------------------------
                                                          JULY 28,        JULY 29,        JULY 28,       JULY 29,
                                                            2001            2000           2001           2000
                                                          ---------       ---------      ---------       ---------
Net revenue ........................................      $  68,649       $  32,175      $ 132,879       $  61,839
Cost of goods sold .................................         31,419          15,080         61,580          28,260
                                                          ---------       ---------      ---------       ---------
Gross profit .......................................         37,230          17,095         71,299          33,579
Operating expenses:
     Research and development ......................         21,843           7,812         41,909          13,930
     Selling and marketing .........................         10,103           5,595         19,648           9,679
     General and administrative ....................          3,734           1,427          6,719           2,931
     Amortization of stock-based compensation ......          4,095           2,223          8,208           4,484
     Amortization of goodwill and acquired
         intangible assets .........................        104,508            --          209,016            --
                                                          ---------       ---------      ---------       ---------
         Total operating expenses ..................        144,283          17,057        285,500          31,024
                                                          ---------       ---------      ---------       ---------
Operating income (loss) ............................       (107,053)             38       (214,201)          2,555
Interest and other income, net .....................          2,459             794          5,426           1,034
                                                          ---------       ---------      ---------       ---------
Income (loss) before income taxes ..................       (104,594)            832       (208,775)          3,589
Provision for income taxes .........................            603             208          1,388             897
                                                          ---------       ---------      ---------       ---------
Net income (loss) ..................................      $(105,197)      $     624      $(210,163)      $   2,692
                                                          =========       =========      =========       =========

Basic net income (loss) per share ..................      $   (0.93)      $    0.01      $   (1.86)      $    0.05
                                                          =========       =========      =========       =========
Diluted net income (loss) per share ................      $   (0.93)      $    0.01      $   (1.86)      $    0.03
                                                          =========       =========      =========       =========

Weighted average shares -- basic ...................        113,714          54,910        113,115          50,702
                                                          ---------       ---------      ---------       ---------
Weighted average shares -- diluted .................        113,714          90,056        113,115          87,426
                                                          ---------       ---------      ---------       ---------

                          MARVELL TECHNOLOGY GROUP LTD.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)



                                                              JULY 28,         JANUARY 27,
ASSETS                                                          2001              2001
                                                             -----------       -----------
Current assets:
     Cash and cash equivalents ........................      $   174,203       $   184,128
     Short-term investments ...........................           41,176            39,935
     Accounts receivable, net .........................           38,016            37,543
     Inventory, net ...................................           24,730            30,924
     Prepaid expenses and other current assets ........           14,553            11,479
                                                             -----------       -----------
         Total current assets .........................          292,678           304,009
Property and equipment, net ...........................           33,892            31,184
Goodwill and acquired intangible assets ...............        1,891,823         2,100,839
Other noncurrent assets ...............................           15,408            11,454
                                                             -----------       -----------
         Total assets .................................      $ 2,233,801       $ 2,447,486
                                                             ===========       ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable .................................      $    27,162       $    24,818
     Accrued liabilities ..............................           18,151            17,323
     Accrued acquisition costs ........................              204            29,530
     Income taxes payable .............................           11,731             9,998
     Deferred revenue .................................            5,142             6,516
     Capital lease obligations ........................             --                  37
                                                             -----------       -----------
         Total current liabilities ....................           62,390            88,222
Long-term liabilities .................................            5,902             2,598
                                                             -----------       -----------
         Total liabilities ............................           68,292            90,820
                                                             -----------       -----------
Shareholders' equity:
     Common stock .....................................              233               231
     Additional paid-in capital .......................        2,627,011         2,617,490
     Deferred stock-based compensation ................          (19,905)          (28,113)
     Accumulated other comprehensive income ...........            1,294                19
     Accumulated deficit ..............................         (443,124)         (232,961)
                                                             -----------       -----------
         Total shareholders' equity ...................        2,165,509         2,356,666
                                                             -----------       -----------
         Total liabilities and shareholders' equity ...      $ 2,233,801       $ 2,447,486
                                                             ===========       ===========